UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2026
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
On May 26, 2026, BILL Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing certain executive leadership and organizational updates, including the departure of Ken Moss, the Company’s Chief Technology Officer, and Mary Kay Bowman, the Company’s Executive Vice President and General Manager of Payments and Financial Services, from the Company, in each case effective as of June 30, 2026 (the “Effective Date”). The Original Form 8-K is being amended to disclose certain compensatory and advisory arrangements for Mr. Moss and Ms. Bowman made following the Effective Date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2026, and June 15, 2026, respectively, the Company entered into separation agreements with each of Mr. Moss and Ms. Bowman (the “Separation Agreements”), which provide for their continued service to the Company through June 30, 2027 in an advisory capacity. Under the Separation Agreements, in return for such advisory services and a release of claims, Mr. Moss and Ms. Bowman will each receive the following compensation: (i) their fiscal year 2026 executive bonus plan payments at target achievement, or, if higher, actual fiscal 2026 achievement, (ii) a lump sum payment equal to six months’ salary, and (iii) through June 30, 2027, (A) continued vesting in outstanding equity awards (excluding any performance-based restricted stock units determined by the Company’s relative stock price performance), (B) the cost of continued insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 and (C) continued participation in the Company’s private executive medical benefits. The foregoing description of the Separation Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, a form of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2026, and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	June 17, 2026	By:	/s/ René Lacerte
René Lacerte Chairman and Chief Executive Officer